Exhibit 10.15

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 16, 2020 by and among APA CONSTRUCTION FINANCE, LLC, a Delaware limited liability company (the “Borrower”), SH MA SOLAR IV, LLC and HA MA SOLAR II, LLC (together, the “Project Companies”), the “Lenders” listed on the signature pages hereof (individually and collectively, the “Consenting Lenders”), and FIFTH THIRD BANK, NATIONAL ASSOCIATION (in such capacity, and together with its successors and permitted assigns in such capacity, the “Administrative Agent”).

RECITALS:

A. The Borrower, the Project Companies, the Consenting Lenders and the Administrative Agent, among others, are parties to that certain Credit Agreement, dated as of January 10, 2020 (the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

B. The Borrower and the Project Companies have requested, and the Consenting Lenders and the Administrative Agent have conditionally agreed, to amend and modify the Credit Agreement, in accordance with, and subject to, the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the foregoing premises and the terms, conditions, agreements, promises and covenants contained herein and in the other Loan Documents, as amended hereby, the parties hereto agree as follows:

1. Incorporation of Recitals. The Recitals set forth above are incorporated herein, are acknowledged by each Loan Party to be true and correct and are made a part hereof.

2. Amendments to the Credit Agreement. Effective as of the Effective Date, the Credit Agreement shall be amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

““Beltline Leases” means those certain Leases, each dated as of August 14, 2020, by and among BT GA Solar, LLC, Altus Power America, Inc., and Beltline Energy, LLC, on one hand, and Avocado Solar, LLC, Big Satilla Solar, LLC, Crooked Creek Solar, LLC and Golden Isles Solar, LLC, on the other hand.”

(b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Material Project Documents”, in its entirety, and substituting the following therefore:

““Material Project Documents” means, with respect to each Project, the EPC Agreement, Asset Management Agreement, Interconnection Agreement, the Site Lease Agreements, O&M Agreement, Development Services Agreement, the applicable Tax Equity Documents, any customer management agreements, Power Purchase Agreements, tariffs or other offtake agreements, SREC Agency Agreements, SREC Agreements and the Beltline Leases, as applicable to such Project and attached to the Notice of New Project for such Project or subsequently entered into, and any replacements of or parent or performance guarantees for such documents or Additional Project Documents in each case entered into in accordance with this Agreement.”

(c) Schedule 1.1M of the Credit Agreement is hereby amended by adding the following:

•

“The transfer of the ownership interests of the Borrower and the applicable Project Company in connection with the exercise of remedies under the Financing Documents shall not trigger a change of control or otherwise cause a default under the EPC Agreement.”

(d) Schedule 1.1N of the Credit Agreement is hereby amended by adding the following:

•

“The transfer of the ownership interests of the Borrower and the applicable Project Company in connection with the exercise of remedies under the Financing Documents shall not trigger a change of control or otherwise cause a default under the O&M Agreement.”

(e) Section 2.4(a) of the Credit Agreement is hereby deleted, in its entirety, and the following is substituted therefore:

“(a) The Borrower shall request the Term Loans by delivering to the Administrative Agent a written notice in the form of Exhibit A-2 (the “Notice of Term Conversion”), which shall specify: (i) each of the Construction Loan Tranches to be Term Converted (or deemed Term Converted in the case of an Operating Project); (ii) the aggregate principal amount of the requested Term Loans (calculated in accordance with paragraphs (b) and (c) below); (iii) the proposed Term Conversion Date, which shall be a Business Day; and (iv) the initial Interest Period(s) applicable thereto. The Borrower shall give the Notice of Term Conversion to the Administrative Agent by noon New York time at least seven (7) Business Days before the proposed Term Conversion Date (provided that, if a Notice of New Project was not previously delivered with respect to the subject Operating Project, the Borrower shall give the Notice of Term Conversion with respect to such Operating Project to the Administrative Agent by noon New York time at least fourteen (14) days before the respective proposed Term Conversion Date, and such Notice of Term Conversion shall (A) include a certification by the Borrower that (1) such

Operating Project and each Material Project Document attached to such Notice of Term Conversion satisfies the Eligibility Criteria and, after giving effect to such Operating Project, the inclusion of such Operating Project satisfies the Portfolio Requirements and (2) the Term Loan Tranche for such Operating Project complies with the TCD Sizing Criteria, and (B) attach (1) the Term Conversion Date Base Case Model, which shall be consistent with the debt sizing parameters and modeling assumptions set forth on Schedule 1.1E and the TCD Sizing Criteria, (2) the form of Mortgage, if applicable, and (3) any Tax Equity Documents, if applicable). The Borrower may not provide a Notice of Term Conversion more than once in each fiscal quarter (for the avoidance of doubt, the Borrower may Term Convert more than one Construction Loan Tranche pursuant to each Notice of Term Conversion). Notwithstanding the foregoing, the Borrower may submit a Notice of Term Conversion for a Project (i) at any time to the extent necessary to achieve the Term Conversion Date for such Project prior to its Date Certain or (ii) if such Project is an Operating Project, at any time the Borrower is permitted to request a Borrowing of Construction Loans pursuant to Section 2.2(a). The Borrower may retract a previously provided Notice of Term Conversion at any time, but in no event less than three (3) Business Days prior to the proposed Term Conversion Date, and resubmit at a later date a new Notice of Term Conversion in accordance with this Section 2.4(a) as long as the giving or retraction of the Notice of Term Conversion by the Borrower is in good faith and the Borrower has exercised commercially reasonable efforts to achieve the applicable Term Conversion Date.”

(f) Section 3.2(d) of the Credit Agreement is hereby deleted, in its entirety, and the following is substituted therefore:

“(d) Receipt by the Administrative Agent of the following:

(i) to the extent a Mortgage with respect to any Site Lease Agreement is not permitted pursuant to the terms thereof, a consent allowing for the delivery of such a Mortgage, executed by the counterparty to such Site Lease Agreement ; and

(ii) with respect to all other Material Project Documents (including any Site Lease Agreement with respect to which a Mortgage was not delivered) which relate to the applicable Project and which are then in effect as of the relevant Project Initial Funding Date, evidence (reasonably acceptable to the Administrative Agent) that either:

(A) each such Material Project Document substantively contains each of the terms identified on Schedule 3.2(d); or

(B) the Borrower has used commercially reasonable efforts to obtain a consent executed by the counterparty to each such Material Project Document that contains each of the terms identified on Schedule 3.2(d) (respectively, the “Consents” and the obligation set forth in this clause (d), the “Consent Obligations”);

provided that, in either case, to the extent Borrower has used commercially reasonable efforts to satisfy the Consent Obligations with respect to a Project but is otherwise unable to satisfy the same (in whole or in part), such failure shall not delay the funding of any Project Initial Funding with respect to such Project nor shall it be deemed a Default or Event of Default hereunder.”

(g) The Credit Agreement is hereby further amended by adding the exhibit attached hereto as new “Schedule 3.2(d)” to the Credit Agreement.

(h) Section 3.5(r)(xiii) of the Credit Agreement is hereby deleted, in its entirety, and the following is substituted therefore:

“(xiii) [Reserved].”

(i) The Credit Agreement is hereby amended by adding the following as a new Section 5.24:

“5.24 Operating Project Consent Obligations. No later than thirty (30) days after the Term Conversion Date for any Operating Project that is not a Tax Equity Project, Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying to the Administrative Agent and the Lenders that Borrower has used commercially reasonable efforts to satisfy the Consent Obligations with respect to such Operating Project.”

3. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Effective Date”) on which the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Project Companies, the Consenting Lenders (which constitute the Required Lenders) and the Administrative Agent.

4. Representations and Warranties of the Borrower. Each Loan Party hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the Effective Date: (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of such Loan Party set forth in the Loan Documents are true and correct in all material respects as of the Effective Date, except to the extent that any such representation or warranty relates solely to an earlier date, in which case each such representation and warranty is true and correct in all material respects as of such earlier date, in each case, without duplication of any materiality qualifiers with respect to any such representation or warranty already qualified by materiality or Material Adverse Effect.

5. Reference to and Effect on the Credit Agreement.

(a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import and each reference to any prior iteration of the Credit Agreement in any Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) The Credit Agreement, the other Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Instruction to Administrative Agent. The Consenting Lenders hereby: (a) authorize and instruct the Administrative Agent to execute and deliver this Amendment; and (b) acknowledge and agree that the instruction set forth in this Section 6 constitutes an instruction from the Required Lenders under the Loan Documents.

7. Costs and Expenses. The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent and the Lenders (including the reasonable fees, costs and expenses of counsel to the Administrative Agent and counsel to the Lenders) incurred in connection with the preparation, execution and delivery of this Amendment.

8. Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

10. Loan Document. This Amendment shall constitute a “Loan Document”, under and as defined in the Credit Agreement, for all purposes under the other Loan Documents.

11. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

12. Submission To Jurisdiction; Waivers. The parties hereby irrevocably agree that any action or proceeding arising out of or relating to this Amendment or the transactions contemplated hereby, shall be conducted in a manner consistent with, and subject to, Sections 9.12 and 9.18 of the Credit Agreement, each of which are hereby incorporated by reference as if fully stated herein.

13. Limited Effect. Notwithstanding anything to the contrary herein, this Amendment shall not, whether by implication or otherwise, (i) other than as set specifically set forth herein, operate as a waiver, consent or amendment with respect to any right, power or remedy of the Administrative Agent and/or the Lenders (or any of them) under the Credit Agreement or any of the other Loan Documents; and (ii) other than as set specifically forth herein, constitute an extension, modification, waiver, consent or amendment with respect to any provision of the Credit Agreement or any of the other Loan Documents.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this FIRST AMENDMENT TO CREDIT AGREEMENT as of the date first set forth above.

BORROWER:	APA CONSTRUCTION FINANCE, LLC, a
Delaware limited liability company

	By:	APA CONSTRUCTION FINANCE HOLDINGS,
LLC, its Managing Member

		By:	ALTUS POWER AMERICA, INC., its
Managing Member

			By:	/s/ Gregg Felton
Gregg Felton, President

PROJECT COMPANY:	HA MA SOLAR II, LLC, a Delaware
limited liability company

	By:	APA CONSTRUCTION FINANCE, LLC,
its Managing Member

		By:	APA CONSTRUCTION FINANCING
HOLDINGS, LLC, its Managing Member

			By:	ALTUS POWER AMERICA, INC.,
its Managing Member

				By:	/s/ Lars Norell
Lars Norell, President

PROJECT COMPANY:		SH MA SOLAR IV, LLC, a Delaware limited
liability company

		By:	APA CONSTRUCTION FINANCE, LLC,
its Managing Member

			By:	APA CONSTRUCTION FINANCING
HOLDINGS, LLC, its Managing Member

				By:	ALTUS POWER AMERICA,
INC., its Managing Member

					By:	/s/ Lars Norell
Lars Norell, President

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have executed this FIRST AMENDMENT TO CREDIT AGREEMENT as of the date first set forth above.

ADMINISTRATIVE AGENT:	FIFTH THIRD BANK, NATIONAL
ASSOCIATION, in its capacity as
Administrative Agent

	By:	/s/ Zachary Christie
Print Name: Zachary Christie
Title: Vice President

LENDERS:	FIFTH THIRD BANK, NATIONAL
ASSOCIATION, in its capacity as a Lender

	By:	/s/ Zachary Christie
Print Name: Zachary Christie
Title: Vice President

DEUTSCHE BANK AG, NEW YORK
BRANCH, in its capacity as a Lender

	By:	/s/ Sam Oliver
Print Name: Sam Oliver
Title: Director

CITY NATIONAL BANK, A
NATIONAL BANKING
ASSOCIATION, in its capacity as a Lender

	By:	/s/ Craig Robb
Print Name: Craig Robb
Title: Senior Vice President

Signature Page to

First Amendment to Credit Agreement

EXHIBIT TO

FIRST AMENDMENT TO CREDIT AGREEMENT

SCHEDULE 3.2(d)

CONSENT TERMS

Each subject Material Project Document or Consent, as applicable, will substantively contain the following terms in accordance with Section 3.2(d):

1.

The respective Material Project Document counterparty (the “MPD Counterparty”) consents to, and acknowledges: (a) the collateral assignment by the relevant Project Company to the Collateral Agent in connection with the Credit Agreement; and (b) the right of the Collateral Agent to assign such Material Project Document, and/or such Project Company’s interest therein, to a third-party in connection with any foreclosure of the respective Project pursuant to the Credit Agreement.

2.	If the relevant Project Company defaults in making any payment, or in performing any other obligation, under the relevant Material Project Document:

(a) MPD Counterparty will promptly send written notice to the Collateral Agent (respectively, a “PC Default Notice”), specifying the default and the steps required by such Material Project Document to cure same, to the address provided by the Collateral Agent;

(b) provided the respective default can be cured: (i) the Collateral Agent will have the right to cure such default, on behalf of such Project Company, at any time during the CA Cure Period (as defined below); and (ii) any curative act done by the Collateral Agent on behalf of such Project Company will be as effective as if done directly by such Project Company;

(c) MPD Counterparty will not exercise any right or remedy available to it under such Material Project Document, at law or in equity, with respect to a default by such Project Company (including any action to terminate or otherwise suspend its performance of/under such Material Project Document) unless the MPD Counterparty shall have delivered a PC Default Notice to the Collateral Agent and, in any event, until the expiration of the CA Cure Period and only to the extent not so cured; and

(d) for purposes of the foregoing, the term “CA Cure Period” means, respectively, the period that is 60-days (or 15-days, if such default can be cured solely by the payment of money) from the later to occur of: (i) the expiration of all applicable cure periods (if any) available to the such Project Company with respect to the subject default under such Material Project Document; and (ii) the date of the respective PC Default Notice; provided that, if such default cannot be cured by the payment of money and the Collateral Agent commences to cure such failure during the CA Cure Period and is diligently and in good faith attempting to effect such cure, the CA Cure Period will be automatically deemed extended for an additional 30-days.

3.

Without limiting the generality of the foregoing, MPD Counterparty will not terminate, or otherwise suspend its performance of or under the relevant Material Project Document without providing at least 30-days prior written notice to the Collateral Agent.

4.

In the event that the relevant Material Project Document is terminated as a result of, or otherwise in connection with, any bankruptcy, insolvency or reorganization action of the relevant Project Company, the MPD Counterparty will enter into a replacement agreement (on substantively the same terms as the original Material Project Document) with the Collateral Agent (or its designee); provided that, to the extent there then exists any default of such Project Company under such Material Project Document which is not otherwise waived by the MPD Counterparty in accordance with the terms of such Material Project Document, the MPD Counterparty shall not be obligated to enter into such replacement agreement to the extent the Collateral Agent has not fully remedied all such defaults (or otherwise cause all such defaults to be fully remedied).

5.

Until otherwise directed by the Collateral Agent, the MPD Counterparty will pay all amounts (if any) which would otherwise be payable by the MPD Counterparty to the relevant Project Company under the relevant Material Project Document directly to the collateral account established for the respective Project.